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                                                                   EXHIBIT 23.01

                             SKILLSOFT CORPORATION
                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To SkillSoft Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statement File Numbers 333-30616, 333-30618, 333-61626 and 333-63556.


                                             /s/ Arthur Andersen LLP


Boston, Massachusetts


July 19, 2001